December 14, 2011

The CUSHING® MLP PREMIER FUND

Supplement to the Statement of Additional Information dated
March 30, 2011, as supplemented on May 23, 2011and November 21, 2011

Effective immediately, this supplement makes the following change to the Fund’s Statement of Additional Information (“SAI”).

Waiver of Contingent Deferred Sales Charge
The language on p. S-28 of the SAI regarding Waiver of Contingent Deferred Sales Charge is deleted and replaced with the following:

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

   As described in the Fund’s Prospectus, redemptions of Class C Shares will be subject to a contingent deferred sales charge (“CDSC”). Shareholders who think they may be eligible for a contingent deferred sales charge waiver should contact their financial intermediary. A Shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver. The CDSC is waived on redemptions in the circumstances described below:

   Redemption Upon Death or Disability. The Fund will waive the CDSC on redemptions following the death or disability of a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” While the Fund does not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

   In cases of death or disability, the CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

   Redemption in Connection with Certain Distributions from Retirement Plans. A Fund will waive the CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC will be waived in connection required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) required to be distributed in accordance with Code Section 401(a)(9). The Fund does not intend to waive the CDSC for any distributions from IRAs or other retirement plans not specifically described above.

   Redemption Pursuant to a  Systematic Withdrawal Plan.  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder’s investment in the Fund by authorizing its financial intermediary to redeem a specified amount of the participating shareholder’s investment in the Fund on a periodic basis.  The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in such systematic withdrawal plan. The CDSC resulting from redemptions pursuant to a systematic withdrawal plan through a financial intermediary that has entered into agreement with the Fund may be waived.  The amount of the shareholder’s investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the “initial account balance.” The amount to be systematically redeemed from the Fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder’s initial account balance.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary for details.  Not all financial intermediaries offer this plan.

Please retain this Supplement with your SAI for future reference.